MOORE STEPHENS ELLIS FOSTER LTD.

CHARTERED ACCOUNTANTS

1650 West 1st Avenue

Vancouver, BC  Canada   V6J 1G1

Telephone:  (604) 737-8117  Facsimile: (604) 714-5916

www.ellisfoster.com

CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the use in the Registration Statement of Form 20-F, being filed by AccelRate Power Systems Inc. of our report dated January 23, 2004, relating to the financial statements as at December 31, 2003, which are part of this Registration Statement.

We also consent to the reference to us under the headings “Item 1. Identity of directors, senior management and advisors” and  “Item 3. Key Information”.

“MOORE STEPHENS ELLIS FOSTER LTD.”

Vancouver, British Columbia

Chartered Accountants

Canada

October 25, 2004

EF

A partnership of incorporated professionals

An independently owned and operated member of Moore Stephens North America Inc., a member of Moore Stephens International Limited

- members in principal cities throughout the world